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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 7, 2003



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              94-3142033
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(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

           2311 Green Rd., Ste B, Ann Arbor, Michigan           48105
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             (Address of principal executive offices)         (Zip Code)

                                (734) 913 - 6600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

On April 4, 2003 8:00 a.m. eastern standard time Prestolite Electric's press release announcing the election of Peter J. Corrigan to the newly created position of Executive Vice President and Chief Operating Officer was issued. This press release was simultaneously released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite Electric and will be posted to our website at http://www.prestolite.com.


(c)      Exhibits.

         99.1 Press Release of April 4, 2003 announcing Mr. Corrigan's election to the position of Executive Vice President and Chief Operating Officer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: April 7, 2003                               By:  /s/  Dennis P. Chelminski
                                                       -------------------------
                                                            Dennis P. Chelminski
                                                            Vice President and
                                                            Corporate Controller



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                                 EXHIBIT INDEX


        Exhibit

         99.1 Press Release of April 4, 2003 announcing Mr. Corrigan's election to the position of Executive Vice President and Chief Operating Officer.